Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Dividend Value Fund

(the “Fund”)

Supplement dated April 20, 2017, to the Fund’s

Summary Prospectus dated October 1, 2016, as supplemented and amended to date

Effective immediately, all reference to David J. Cassesse, with BlackRock Investment Management, LLC (“BlackRock”), a sub-adviser to the Fund, is hereby deleted. In addition, the following changes to the Prospectus are effective on August 31, 2017:

All reference to Robert Shearer is hereby deleted. In the section entitled “Fund Summary: Dividend Value Fund – Investment Adviser,” the table under the heading “Portfolio Managers” with respect to BlackRock is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

Tony DeSpirito	2014	Managing Director and Portfolio Manager
David Zhao	2017	Managing Director and Portfolio Manager
Franco Tapia	2017	Managing Director and Portfolio Manager

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.